UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 21, 2006
BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	1-8897 (Commission File Number)	06-1119097 (I.R.S. Employer Identification No.)
300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive office) (Zip Code)
(614) 278-6800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit 10.2
Exhibit 10.4
Exhibit 10.5
Exhibit 99.1
Exhibit 99.2

Item 1.01 Entry into a Material Definitive Agreement.
On February 21, 2005, the Board of Directors (the “Board”) of Big Lots, Inc. (the “Company”), upon the recommendation of the Compensation Committee, took the following actions with respect to executive compensation: (i) approved the fiscal 2006 salaries and bonus opportunities for the Company’s executives, including the executive officers who are expected to be included as the named executive officers (“NEOs”) in the Company’s 2006 proxy statement; (ii) determined that no bonuses would be paid for fiscal 2005 under the Big Lots, Inc. 1998 Key Associate Annual Incentive Compensation Plan, as amended (the “Bonus Plan”); (iii) approved the performance targets devised by the Compensation Committee under the Bonus Plan for fiscal 2006; (iv) approved an amendment to the employment agreement of Steven S. Fishman, the Company’s Chairman, Chief Executive Officer and President; and (v) approved non-qualified stock option awards and restricted stock awards for the Company’s executives, including the NEOs, pursuant to the Big Lots 2005 Long-Term Incentive Plan (the “Equity Plan”). These actions are described in greater detail below and in the applicable exhibits.
Salary
As it does annually, the Compensation Committee reviewed the compensation of the Company’s executives, including the NEOs, in light of its compensation philosophy, policies and procedures. Following its review, the Compensation Committee recommended to the Board, among the other components of executive compensation, the salaries for the Company’s executives for fiscal 2006. The table below sets forth the fiscal 2005 and fiscal 2006 annual salaries for the NEOs. The fiscal 2006 salaries will become effective on March 26, 2006. The actual salary earned in fiscal 2005 will be reflected in the Summary Compensation Table of the Company’s 2006 proxy statement.

Name and Position	Year	Salary ($)
Steven S. Fishman (a)	2006	960,000
Chairman, Chief Executive Officer and President	2005	960,000

Brad A. Waite	2006	520,000
Executive Vice President, Human Resources, Loss Prevention, Real Estate and Risk Management	2005	500,000

John C. Martin	2006	475,000
Executive Vice President, Merchandising	2005	465,000

Lisa M. Bachmann	2006	400,000
Senior Vice President, Information Technology / Merchandise Planning and Allocation	2005	375,000

Joe R. Cooper	2006	375,000
Senior Vice President and Chief Financial Officer	2005	350,000

(a)	Mr. Fishman’s employment with the Company commenced on July 11, 2005.
Bonus
Following a review of the Company’s performance in fiscal 2005, the Board and Compensation Committee determined that the performance targets established under the Bonus Plan in February 2005 were not satisfied. Accordingly, no bonuses will be paid under the Bonus Plan for fiscal 2005.
On February 21, 2006, the Board approved the fiscal 2006 performance targets recommended by the Compensation Committee which, if met, will provide a bonus under the Bonus Plan to certain employees, including the NEOs. No right to a minimum bonus exists under the Bonus Plan.
The Compensation Committee derived the performance targets and defined the employees’ bonus goals (e.g., floor, target and stretch) from the Company’s planned earnings for fiscal 2006, as established by the Board. The specific criteria upon which bonuses may be earned during fiscal 2006 is based on the greater of income from continuing operations, income (loss) from continuing operations before extraordinary items and/or the cumulative effective of a change in accounting principle, income before extraordinary items, and net income, with each such measure being adjusted to remove the effect of unusual or non-recurring event items. In making adjustments to remove the effect of unusual or non-recurring event items, the Compensation Committee takes into account: asset impairments under Statement of Financial Accounting Standards (“SFAS”) No. 144, as amended or superceded; merger integration costs; merger transaction costs; any profit or loss attributable to a reportable segment as described by SFAS No. 131, as amended superseded or an entity or entities acquired during the period of service to which the performance criteria relates; tax settlement charges; the relevant tax effect of new tax legislation enacted after the beginning of fiscal 2006 or other changes in tax law; any extraordinary item, event or transaction as described in Accounting Principles Board (“APB”) Opinion No. 30; any unusual in nature, or infrequent in occurrence items, events or transactions (that are not “extraordinary” items) as described in APB Opinion No. 30, as amended or superseded; any other non-recurring items or other non-GAAP financial measures (not otherwise listed); unrealized gains or losses on investments in debt and equity securities as described in SFAS No. 115, as amended or superseded; and/or any gain or loss recognized as a result of derivative instrument transactions or other hedging activities as described in SFAS No. 133, as amended or superseded. The establishment of the Company’s performance targets remains solely in the Compensation Committee’s discretion. The performance targets adopted for fiscal 2006 are consistent with the Compensation Committee’s philosophy, policies and procedures applicable to the Company’s executive compensation program.
Employees’ bonus goals are determined as a percentage of salary. The baseline percentage of salary for the each NEO has been established by their respective employment agreements. For other employees, the percentage of salary is set by position level and is subjectively determined. Except for Mr. Fishman’s bonus goals, the bonus goals for the NEOs were not modified by the Board or the Compensation Committee. On February 21, 2006, the Board approved an amendment to Mr. Fishman’s employment agreement that increases his target bonus goal from 77.08% to 85.0% of his salary and increases his stretch bonus goal from 165.63% to 170.0% of his salary. This summary is qualified in its entirety by reference to the full text of the amendment to Mr. Fishman’s employment agreement which is filed herewith as Exhibit 10.2.
Equity
On February 21, 2006, the Board also determined, upon the recommendation of the Compensation Committee, the size of equity awards to be granted to the Company’s senior executives, including the NEOs, pursuant to the Equity Plan. While the size of the awards was established on February 21, 2006, the Board did not authorize the granting of these awards until February 24, 2006. The non-qualified stock option awards are evidenced by the Big Lots 2005 Long-Term Incentive Plan Non-Qualified Stock Option Award Agreement, the form of which is filed herewith as Exhibit 10.4. The restricted stock awards are evidenced by the Big Lots 2005 Long-Term Incentive Plan Restricted Stock Award Agreement, the form of which is filed herewith as Exhibit 10.5.
The following table sets forth the equity awards granted to each of the NEOs on February 24, 2006.

	Common Shares Underlying	Common Shares Underlying
Name	Stock Option Award	Restricted Stock Award
Mr. Fishman	200,000	100,000

Mr. Waite	46,500	18,500

Mr. Martin	21,500	8,500

Ms. Bachmann	41,000	16,000

Mr. Cooper	41,000	16,000
Item 2.02 Results of Operations and Financial Condition.
On February 22, 2006, the Company issued a press release and conducted a conference call, both of which reported the Company’s unaudited fourth quarter and fiscal 2005 results, provided guidance for fiscal 2006, and announced that the Board had authorized the repurchase of up to $150 million of the Company’s common shares. Attached as exhibits to this Form 8-K are copies of the Company’s February 22, 2006 press release (Exhibit 99.1) and the transcript of the Company’s February 22, 2006 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect the Company’s future results. The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K. By furnishing the information in this Form 8-K and the attached exhibits, the Company is making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
Exhibits marked with an asterisk (*) are filed herewith. Exhibits 10.1 through 10.5 are management contracts or compensatory plans or arrangements.

Exhibit No.	Description

10.1	Employment Agreement with Steven S. Fishman (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 6, 2005).

10.2*	First Amendment to Employment Agreement with Steven S. Fishman.

10.3	Big Lots 2005 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated May 17, 2005).

10.4*	Form of the Big Lots 2005 Long-Term Incentive Plan Non-Qualified Stock Option Award Agreement.

10.5*	Form of the Big Lots 2005 Long-Term Incentive Plan Restricted Stock Award Agreement.

99.1*	Big Lots, Inc. press release dated February 22, 2006.

99.2*	Transcript of Big Lots, Inc. conference call dated February 22, 2006.
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.
Dated: February 27, 2006	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Senior Vice President, General Counsel and Corporate Secretary